Exhibit 10.3
                                AMENDMENT TO THE
                       CENTURY TELEPHONE ENTERPRISES, INC.
                        DOLLARS AND SENSE PLAN AND TRUST

STATE OF LOUISIANA

PARISH OF OUACHITA

         BE IT KNOWN, that on this 15th day of July, 1996, before me, a Notary Public, duly commissioned and qualified in and for the Parish of Ouachita, State of Louisiana, therein residing and in the presence of the undersigned witnesses:

         PERSONALLY CAME AND APPEARED:

         CENTURY TELEPHONE ENTERPRISES, INC., represented herein by its Senior Vice President and Chief Financial Officer, R. Stewart Ewing, Jr., as Settlor and Employer, which hereby executes the following amendment to the Century Telephone Enterprises, Inc. Dollars and Sense Plan and Trust, such amendment to be effective for the first pay period beginning on or about July 1, 1996:

         Delete the first paragraph of Section 1.31 in its entirety and insert the following in lieu thereof:

            "'Pay.' The Taxable Income paid to an Eligible Employee by an Employer while a Participant during the current period. Notwithstanding the foregoing,Compensation for purposes of this Section shall not include: (i) reimbursements or other expense allowances, fringe benefits (cash or noncash), moving expenses, deferred compensation, and welfare benefits; (ii) overtime; (iii) completion bonuses and Christmas bonuses; and (iv) restricted stock awards under the Restricted Stock Plan or the Key Employee Incentive Compensation Plan."

         THUS DONE AND SIGNED on the day first above shown, in the presence of the undersigned competent witnesses, who hereunto sign their names with the said appearer and me, Notary, after reading of the whole.

WITNESSES:                             CENTURY TELEPHONE ENTERPRISES, INC.


/s/ Sandra B. Post                     BY: /s/ R. Stewart Ewing, Jr.
____________________                      __________________________
                                          R. Stewart Ewing, Jr.,
                                          Senior Vice President and
                                          Chief Financial Officer
/s/ Marta L. Cole
____________________


                            /s/  Kathy Tettleton
                            _____________________
                                 NOTARY PUBLIC



                       ACCEPTANCE OF AMENDMENT BY TRUSTEE

STATE OF

COUNTY OF


         On this _________ day of ____________________, 1996,

         BEFORE ME, a Notary Public, and in the presence of the undersigned competent witnesses, personally came and appeared:

                  BZW BARCLAYS GLOBAL INVESTORS, N.A.

which declared that it is appearing herein for the purpose of accepting and it does hereby accept the Amendment to the Century Telephone Enterprises, Inc. Dollars and Sense Plan and Trust adopted by the Settlor on the ______ day of , 1996.
         THUS DONE AND SIGNED at , , on the date first above written.

WITNESSES:                             BZW BARCLAYS GLOBAL INVESTORS,N.A.


__________________________             BY:______________________________

                                       Typed Name: _____________________

__________________________             Title: __________________________


                        _______________________
                              NOTARY PUBLIC